Derivative instruments	12 Months Ended
Dec. 31, 2011
Derivative instruments

Note 25—Derivative instruments

We use derivatives to manage exposure to market risk, interest rate risk, credit risk and foreign currency risk. Our trading activities are focused on acting as a market-maker for our customers and facilitating customer trades. In addition, we periodically manage positions for our own account. Positions managed for our own account are immaterial to our overall foreign exchange and other trading revenue and to our overall results of operations.

The notional amounts for derivative financial instruments express the dollar volume of the transactions; however, credit risk is much smaller. We perform credit reviews and enter into netting agreements to minimize the credit risk of derivative financial instruments. We enter into offsetting positions to reduce exposure to foreign exchange and interest rate risk.

Use of derivative financial instruments involves reliance on counterparties. Failure of a counterparty to honor its obligation under a derivative contract is a risk we assume whenever we engage in a derivative contract. Counterparty default losses were $15 million in 2011 and $39 million in 2010. Reserves for losses incurred in both 2011 and 2010 were established in prior years. As a result, these counterparty default losses did not impact income in either year.

Hedging derivatives

We utilize interest rate swap agreements to manage our exposure to interest rate fluctuations. For hedges of investment securities available-for-sale, deposits and long-term debt, the hedge documentation specifies the terms of the hedged items and the interest rate swaps and indicates that the derivative is hedging a fixed-rate item and is a fair value hedge, that the hedge exposure is to the changes in the fair value of the hedged item due to changes in benchmark interest rates, and that the strategy is to eliminate fair value variability by converting fixed-rate interest payments to LIBOR.

The securities hedged consist of sovereign debt and U.S. Treasury bonds that had original maturities of 30 years or less at initial purchase. The swaps on the sovereign debt and U.S. Treasury bonds are not callable. All of these securities are hedged with “pay fixed rate, receive variable rate” swaps of similar maturity, repricing and fixed rate coupon. At Dec. 31, 2011, $4 billion of securities were hedged with interest rate swaps that had notional values of $4 billion.

The fixed rate deposits hedged generally have original maturities of three to six years and are not callable. These deposits are hedged with “receive fixed rate, pay variable” rate swaps of similar maturity, repricing and fixed rate coupon. The swaps are not callable. At Dec. 31, 2011, $10 million of deposits were hedged with interest rate swaps that had notional values of $10 million.

The fixed rate long-term debts hedged generally have original maturities of five to 30 years. We issue both callable and non-callable debt. The non-callable debt is hedged with simple interest rate swaps similar to those described for deposits. Callable debt is hedged with callable swaps where the call dates of the swaps exactly match the call dates of the debt. At Dec. 31, 2011, $14.3 billion of debt was hedged with interest rate swaps that had notional values of $14.3 billion.

In addition, we enter into foreign exchange hedges. We use forward foreign exchange contracts with maturities of nine months or less to hedge our British Pound, Euro and Indian Rupee foreign exchange exposure with respect to foreign currency forecasted revenue and expense transactions in entities that have the U.S. dollar as their functional currency. As of Dec. 31, 2011, the hedged forecasted foreign currency transactions and designated forward foreign exchange contract hedges were $136.1 million (notional), with $0.4 million of pre-tax gain recorded in accumulated other comprehensive income. This gain will be reclassified to income or expense over the next nine months.

We use forward foreign exchange contracts with remaining maturities of one year or less as hedges against our foreign exchange exposure to Euro, Norwegian Krona, British Pound, Swiss Franc and Japanese Yen with respect to interest-bearing deposits with banks and their associated forecasted interest revenue. These hedges are designated as cash flow hedges. These hedges are affected such that their maturities and notional values match those of the deposits with banks. As of Dec. 31, 2011, the hedged interest-bearing deposits with banks and their designated forward foreign exchange contract hedges were $8.8 billion (notional), with $3.0 million of pre-tax loss recorded in accumulated other comprehensive income. This loss will be reclassified to net interest revenue over the next twelve months.

Forward foreign exchange contracts are also used to hedge the value of our net investments in foreign subsidiaries. These forward foreign exchange contracts usually have maturities of less than two years. The derivatives employed are designated as hedges of changes in value of our foreign investments due to exchange rates. Changes in the value of the forward foreign exchange contracts offset the changes in value of the foreign investments due to changes in foreign exchange rates. The change in fair market value of these forward foreign exchange contracts is deferred and reported within accumulated translation adjustments in shareholders’ equity, net of tax. At Dec. 31, 2011, forward foreign exchange contracts with notional amounts totaling $5.2 billion were designated as hedges.

In addition to forward foreign exchange contracts, we also designate non-derivative financial instruments as hedges of our net investments in foreign subsidiaries. Those non-derivative financial instruments designated as hedges of our net investments in foreign subsidiaries were all long-term liabilities of BNY Mellon in various currencies, and, at Dec. 31, 2011, had a combined U.S. dollar equivalent value of $495 million.

Ineffectiveness related to derivatives and hedging relationships was recorded in income as follows:

Ineffectiveness	Year ended Dec. 31,
(in millions)	2011	2010	2009
Fair value hedges on loans	$0.1	$0.1	$(0.1)
Fair value hedges of securities	(8.6)	(4.2)	0.1
Fair value hedges of deposits and long-term debt	(5.3)	7.7	2.2
Cash flow hedges	(0.1)	0.1	-
Other (a)	(0.1)	(0.2)	0.1
Total	$(14.0)	$3.5	$2.3
(a)	Includes ineffectiveness recorded on foreign exchange hedges.

The following table summarizes the notional amount and credit exposure of our total derivative portfolio at Dec. 31, 2011 and 2010.

Impact of derivative instruments on the balance sheet	Notional Value		Asset Derivatives Fair Value (a)		Liability Derivatives Fair Value (a)
(in millions)	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010
Derivatives designated as hedging instruments (b):
Interest rate contracts	$18,281	$13,967	$965	$834	$298	$44
Foreign exchange contracts	14,160	11,816	635	2	21	116
Total derivatives designated as hedging instruments			$1,600	$836	$319	$160
Derivatives not designated as hedging instruments (c):
Interest rate contracts	$975,308	$1,090,718	$26,652	$15,651	$27,440	$16,275
Equity contracts	8,205	6,905	418	449	330	380
Credit contracts	333	681	3	2	-	4
Foreign exchange contracts	379,235	315,050	4,632	3,661	4,355	3,707
Total derivatives not designated as hedging instruments			$31,705	$19,763	$32,125	$20,366
Total derivatives fair value (d)			$33,305	$20,599	$32,444	$20,526
Effect of master netting agreements			(26,047)	(15,827)	(25,009)	(15,181)
Fair value after effect of master netting agreements			$7,258	$4,772	$7,435	$5,345
(a)	Derivative financial instruments are reported net of cash collateral received and paid of $1,269 million and $231 million, respectively, at Dec. 31, 2011 and $889 million and $243 million, respectively, at Dec. 31, 2010.
(b)	The fair value of asset derivatives and liability derivatives designated as hedging instruments is recorded as other assets and other liabilities, respectively, on the balance sheet.
(c)	The fair value of asset derivatives and liability derivatives not designated as hedging instruments is recorded as trading assets and trading liabilities, respectively, on the balance sheet.
(d)	Fair values are on a gross basis, before consideration of master netting agreements, as required by ASC 815.

At Dec. 31, 2011, $336 billion (notional) of interest rate contracts will mature within one year, $391 billion between one and five years, and $267 billion after five years. At Dec. 31, 2011, $376 billion (notional) of foreign exchange contracts will mature within one year, $9 billion between one and five years, and $8 billion after five years.

Impact of derivative instruments on the income statement (in millions)
Derivatives in fair value hedging relationships	Location of gain or (loss) recognized in income on derivatives	Amount of gain or (loss) recognized in income on derivatives Year ended Dec. 31,			Location of gain or (loss) recognized in income on hedged item	Amount of gain or (loss) recognized in hedged item Year ended Dec. 31,
		2011	2010	2009		2011	2010	2009
Interest rate contracts	Net interest revenue	$(150)	$370	$(406)	Net interest revenue	$136	$(366)	$408

Derivatives in cash flow hedging relationships	Amount of gain or (loss) recognized in accumulated OCI on derivative (effective portion) Year ended Dec. 31,			Location of gain or (loss) reclassified from accumulated OCI into income (effective portion)	Amount of gain or (loss) reclassified from accumulated OCI into income (effective portion) Year ended Dec. 31,			Location of gain or (loss) recognized in income on derivatives (ineffective portion and amount excluded from effectiveness testing)	Amount of gain or (loss) recognized in income on derivatives (ineffectiveness portion and amount excluded from effectiveness testing) Year ended Dec. 31,

	2011	2010	2009		2011	2010	2009		2011	2010	2009
FX contracts	$(118)	$(7)	$-	Net interest revenue	$(114)	$(6)	$-	Net interest revenue	$-	$-	$-
FX contracts	(6)	(134)	(1)	Other revenue	(6)	(135)	6	Other revenue	(0.1)	0.1	-
FX contracts	(525)	-	-	Trading revenue	(525)	-	-	Trading revenue	-	-	-
FX contracts	3	(1)	-	Salary expense	2	(1)	-	Salary expense	-	-	-
Interest rate contracts	-	-	-	Net interest revenue	-	-	26	Net interest revenue	-	-	-
Total	$(646)	$(142)	$(1)		$(643)	$(142)	$32		$(0.1)	$0.1	$-

Derivatives in net investment hedging relationships	Amount of gain or (loss) recognized in accumulated OCI on derivatives (effective portion) Year ended Dec. 31,			Location of gain or (loss) reclassified from accumulated OCI into income (effective portion)	Amount of gain or (loss) reclassified from accumulated OCI into income (effective portion) Year ended Dec. 31,			Location of gain or (loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)	Amount of gain or (loss) recognized in income on derivatives (ineffectiveness portion and amount excluded from effectiveness testing) Year ended Dec. 31,

	2011	2010	2009		2011	2010	2009		2011	2010	2009
FX contracts	$75	$(52)	$(298)	Net interest revenue	$-	$-	$-	Other revenue	$(0.1)	$(0.2)	$0.1

Trading activities (including trading derivatives)

We manage trading risk through a system of position limits, a VaR methodology based on Monte Carlo simulations, stop loss advisory triggers, and other market sensitivity measures. Risk is monitored and reported to senior management by a separate unit on a daily basis. Based on certain assumptions, the VaR methodology is designed to capture the potential overnight pre-tax dollar loss from adverse changes in fair values of all trading positions. The calculation assumes a one-day holding period for most instruments, utilizes a 99% confidence level, and incorporates the non-linear characteristics of options. The VaR model is one of several statistical models used to develop economic capital results, which is allocated to lines of business for computing risk-adjusted performance.

As the VaR methodology does not evaluate risk attributable to extraordinary financial, economic or other occurrences, the risk assessment process includes a number of stress scenarios based upon the risk factors in the portfolio and management’s assessment of market conditions. Additional stress scenarios based upon historic market events are also performed. Stress tests, by their design, incorporate the impact of reduced liquidity and the breakdown of observed correlations. The results of these stress tests are reviewed weekly with senior management.

Revenue from foreign exchange and other trading included the following:

Foreign exchange and other trading revenue
(in millions)	2011	2010	2009
Foreign exchange	$761	$787	$850
Fixed income	65	80	242
Credit derivatives (a)	(3)	(7)	(84)
Other	25	26	28
Total	$848	$886	$1,036
(a)	Used as economic hedges of loans.

Foreign exchange includes income from purchasing and selling foreign currencies and currency forwards, futures, and options. Fixed income reflects results from futures and forward contracts, interest rate swaps, foreign currency swaps, options, and fixed income securities. Credit derivatives include revenue from credit default swaps. Other primarily includes income from equity securities and equity derivatives.

Counterparty credit risk and collateral

We assess credit risk of our counterparties through regular examination of their financial statements, confidential communication with the management of those counterparties and regular monitoring of publicly available credit rating information. This and other information is used to develop proprietary credit rating metrics used to assess credit quality.

Collateral requirements are determined after a comprehensive review of the credit quality of each counterparty. Collateral is generally held or pledged in the form of cash or highly liquid government securities. Collateral requirements are monitored and adjusted daily.

Additional disclosures concerning derivative financial instruments are provided in Notes 21 and 22 of the Notes to Consolidated Financial Statements.

Disclosure of contingent features in over-the-counter (“OTC”) derivative instruments

Certain OTC derivative contracts and/or collateral agreements of The Bank of New York Mellon, our largest banking subsidiary and the subsidiary through which BNY Mellon enters into the substantial majority of all of its OTC derivative contracts and/or collateral agreements, contain provisions that may require us to take certain actions if The Bank of New York Mellon’s public debt rating fell to a certain level. Early termination provisions, or “close-out” agreements, in those contracts could trigger immediate payment of outstanding contracts that are in net liability positions. Certain collateral agreements would require The Bank of New York Mellon to immediately post additional collateral to cover some or all of The Bank of New York Mellon’s liabilities to a counterparty.

The following table shows the fair value of contracts falling under early termination provisions that were in net liability positions as of Dec. 31, 2011 for three key ratings triggers:

If The Bank of New York Mellon’s rating was changed to (Moody’s/S&P)	Potential close-out exposures (fair value) (a)
A3/A-	$936 million
Baa2/BBB	$1,129 million
Bal/BB+	$1,803 million
(a)	The change between rating categories is incremental, not cumulative.

Additionally, if The Bank of New York Mellon’s debt rating had fallen below investment grade on Dec. 31, 2011, existing collateral arrangements would have required us to have posted an additional $498 million of collateral.